SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 17, 2003


                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
              Exact Name of Registrant as Specified in its Charter


       DELAWARE                     File No. 1-8989         13-3286161
       --------                     ---------------         ----------
       (State or Other              (Commission File        (IRS Employer
       Jurisdiction of              Number)                 Identification
       Incorporation)                                       Number)


           383 Madison Avenue, New York, New York              10179
           -----------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)


          Registrant's telephone number, including area code: (212) 272-2000
                                                              --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a) Financial Statements of business acquired:

                  Not applicable.

            (b) Pro Forma financial information:

                  Not applicable.

            (c) Exhibit:

                  (99) Press Release, dated December 17, 2003.

Item 12. Results of Operations and Financial Condition

On December 17, 2003, The Bear Stearns Companies Inc. issued a press release announcing financial results for its quarter ended November 30, 2003. A copy of the press release is filed as Exhibit 99 to this Form 8-K and by this reference incorporated herein and made a part hereof.

This information shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE BEAR STEARNS COMPANIES INC.



                              By:  /s/ Marshall J Levinson
                                 -------------------------------------
                                   Marshall J Levinson
                                   Controller
                                   (Principal Accounting Officer)

Dated: December 17, 2003


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                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

(99)                    Press Release, dated December 17, 2003


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